UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVAR INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1	Title of each class of securities to which transaction applies:

	2	Aggregate number of securities to which transaction applies:

	3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4	Proposed maximum aggregate value of transaction:

	5	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1	Amount Previously Paid:

	2	Form, Schedule or Registration Statement No.:

	3	Filing Party:

	4	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 8, 2019, for UNIVAR INC.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/UNVR. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 29, 2019.

Proxy Materials Available to View or Receive:

1. Proxy Statement     2. Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send

    a blank e-mail with the 12 digit control number

    (located below) in the subject line. No other

    requests, instructions or other inquiries should

    be included with your e-mail requesting material.

UNIVAR INC. Notice of Annual Meeting

Date:	Wednesday, May 8, 2019
Time:	9:30 a.m. CDT
Place:	3075 Highland Parkway, First Floor Conference Room, Downers Grove, Illinois 60515

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following:

1.	Election of five Directors

Nominees	01 Mark J. Byrne	04 William S. Stavropoulos

	02 David C. Jukes	05 Robert L. Wood

03 Kerry J. Preete

2.	Advisory vote regarding the compensation of the Company’s executive officers
3.	Ratification of Ernst & Young LLP as Univar’s independent registered public accounting firm for 2019.

ANNUAL MEETING OF UNIVAR INC.

Date:         May 8, 2019

Time:        9:30 a.m. CDT

Place:       3075 Highland Parkway

                  First Floor Conference Room,

                  Downers Grove, IL 60515

Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposals 1, 2, and 3:
1: Election of five Directors				Directors Recommend
	For		Withhold	ê
01 Mark J. Byrne 02 David C. Jukes 03 Kerry J. Preete 04 William S. Stavropoulos 05 Robert L. Wood	☐ ☐ ☐ ☐ ☐		☐ ☐ ☐ ☐ ☐	For For For For For
2: Advisory vote regarding the compensation of the Company’s executive officers	For ☐	Against ☐	Abstain ☐	For
3: Ratification of Ernst & Young LLP as Univar’s independent registered public accounting firm for 2019	☐	☐	☐	For
Authorized Signatures - This section must be
completed for your Instructions to be executed.
Please Sign Here		Please Date Above
Please Sign Here		Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign.Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of UNIVAR INC.

to be held on Wednesday, May 8, 2019

for Holders as of March 11, 2019

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

	INTERNET	TELEPHONE
Go To		866-895-6933

www.proxypush.com/UNVR		• Use any touch-tone telephone.
• Cast your vote online. • View Meeting Documents.	OR	• Have your Proxy Card/Voting Instruction Form ready.
	MAIL	• Follow the simple recorded instructions.

OR	• Mark, sign and date your Proxy Card/Voting Instruction Form.

• Detach your Proxy Card/Voting Instruction Form.

• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Jeffrey W. Carr and Carl J. Lukach, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Univar Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, AND 3.

PROXY TABULATOR FOR UNIVAR INC. P.O. BOX 8016 CARY, NC 27512-9903

Proxy — UNIVAR INC.

Annual Meeting of Stockholders

May 8, 2019, 9:30 a.m. (Central Daylight Time)

The undersigned appoints Jeffrey W. Carr, and Carl J. Lukach (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of UNIVAR INC, a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the 3075 Highland Parkway, First Floor Conference Room, Downers Grove, Illinois, 60515, on Wednesday, May 8, 2019, at 9:30 a.m. CDT and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

1.  Election of five Directors;

2.  Advisory vote regarding the compensation of the Company’s executive officers;

3.  Ratification of Ernst & Young LLP as Univar’s independent registered public accounting firm for 2019; and

4.  Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The 5 directors up for re-election are:

01   Mr. Mark J. Byrne,

02   Mr. David C. Jukes,

03   Mr. Kerry J. Preete,

04   Mr. William S. Stavropoulos, and

05   Mr. Robert L. Wood

The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares                ☐

in person, please mark this box.